Exhibit 32.2

CERTIFICATION OF THE PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the periodic report of Barfresh Food Group Inc. (the "Company") on Form 10-Q for the period ended December 31, 2012, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Arnold Tinter, the Principal Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 5, 2013	By:	/s/ Arnold Tinter
Arnold Tinter
Chief Financial Officer (Principal Financial Officer)